                                               (File Nos. 33-64496 and 811-7352)

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          ALL-AMERICAN TERM TRUST INC.

                                                               December 28, 2000

Dear Shareholder,

    The enclosed proxy materials relate to a special meeting of the shareholders of All-American Term Trust Inc. ("Trust") to be held on February 8, 2001. The Trust's Board of Directors ("Board") has called this meeting to request shareholder approval of new investment management and investment sub-advisory agreements and a new sub-adviser approval policy for the Trust.

    The proposed investment management and investment sub-advisory agreements would allow the Trust to implement, on a long-term basis, a restructuring of the Trust's investment management arrangements that was approved by the Board and implemented on an interim basis in October, 2000. Under the restructuring, the primary investment advisory role of the Trust's investment manager, Mitchell Hutchins Asset Management Inc., is to oversee the management of the Trust's portfolio by Wellington Management Company, LLP, which serves as the Trust's sub-adviser. Mitchell Hutchins would continue to provide administrative services to the Trust, as it has in the past.

    The proposed sub-adviser approval policy would permit Mitchell Hutchins and the Board to change the Trust's sub-advisory arrangements from time to time, subject to ratification and approval by the Trust's shareholders at the next, regularly scheduled annual meeting. Implementation of this policy would be subject to the issuance of an exemptive order that has been requested from the Securities and Exchange Commission.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS.

    YOUR VOTE IS VERY IMPORTANT. Please take the time to review the enclosed proxy statement and vote your shares today by signing and returning the enclosed proxy card. We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

    Thank you for your attention to this matter and for your continuing investment in the Trust.

                                          Very truly yours,

                                          /s/ Brian M. Storms
                                          Brian M. Storms
                                          President

                          ALL-AMERICAN TERM TRUST INC.
                              51 West 52nd Street
                         New York, New York 10019-6114
                                ----------------

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 8, 2001
                                ----------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of All-American Term Trust Inc. ("Trust") will be held on February 8, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at
11:00 a.m., Eastern time, for the following purposes:

        1. To approve a new Investment Management and Administration Contract between Mitchell Hutchins Asset Management Inc. and the Trust;

        2. To approve a new Sub-Advisory Contract between Mitchell Hutchins Asset Management Inc. and Wellington Management Company, LLP; and

        3.  To approve a new sub-adviser approval policy for the Trust.

    Shareholders of record as of the close of business on November 30, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

    Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Trust's Board of Directors. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised or by voting in person at the Meeting.

                                          By Order of the Board of Directors,
                                          DIANNE E. O'DONNELL
                                          SECRETARY

December 28, 2000
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NEW INVESTMENT MANAGEMENT AND ADMINISTRATION CONTRACT, THE NEW SUB-ADVISORY CONTRACT, AND THE SUB-ADVISER APPROVAL POLICY, AND "FOR" OR "AGAINST" ANY OTHER BUSINESS WHICH MAY PROPERLY ARISE AT THE MEETING, IN THE PROXIES' DISCRETION. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

      If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                              VALID SIGNATURE
                    ------------                              ---------------
Corporate Accounts

  (1) ABC Corp.......................................  ABC Corp.
                                                        John Doe, Treasurer

  (2) ABC Corp.......................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/28/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
      UGMA/UTMA......................................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr.,
                                                        Executor

                          ALL-AMERICAN TERM TRUST INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568
                                ---------------
                                PROXY STATEMENT
                                ---------------
                        SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 8, 2001

    This Proxy Statement is furnished to the shareholders of All-American Term Trust Inc. ("Trust") in connection with the solicitation by the Trust's Board of Directors ("Board") of proxies to be used at the special meeting of shareholders to be held on February 8, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 11:00 a.m., Eastern time or any adjournments thereof ("Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about December 28, 2000.

    The presence, in person or by proxy of a majority of the shares of the Trust outstanding as of the close of business on November 30, 2000 ("Record Date") will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" for any such proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be votes against Proposals 1, 2 and 3, which require the affirmative vote of a specified majority of the Trust's outstanding shares.

    All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of each proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Trust present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares will be voted "FOR" each of the proposals described in this Proxy Statement and, in the proxies' discretion, either "FOR" or "AGAINST" any other business which may properly arise at the Meeting. You may revoke any proxy at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust ("Secretary"). To be effective, your revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

In addition, if you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy that you have previously given.

    As of the Record Date, the Trust had 12,943,167 shares of common stock outstanding. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. As of the Record Date, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment manager and administrator of the Trust, does not know of any person who owns beneficially or of record more than 5% of the outstanding shares of the Trust. As of that same date, the Directors and officers, as a group, owned less than 1% of the Trust's outstanding shares.

    The solicitation of proxies, the cost of which will be borne by Mitchell Hutchins, will be made by mail, telephone and via the Internet. The Trust's officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. The Trust has engaged the services of Shareholder Communications Corporation to assist it in the solicitation of proxies for the Meeting. Shareholder Communications Corporation will be paid approximately $14,000 for proxy solicitation services. The Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

    COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE TRUST AT 51 WEST 52ND STREET, NEW YORK, NEW YORK 10019-6114, OR BY CALLING 1-800-647-1568.

                                  INTRODUCTION

    In October, the Board approved and implemented, on an interim basis, recommendations by Mitchell Hutchins to restructure the management of the Trust's assets and to appoint Wellington Management Company, LLP ("Wellington Management"), an investment management company that is not affiliated with Mitchell Hutchins, as the Trust's investment sub-adviser. Under the revised structure, Mitchell Hutchins' primary investment management role was changed from direct responsibility for portfolio management to oversight of the investment sub-advisory services provided to the Trust. Mitchell Hutchins also provides administrative services to the Trust, as it has in the past.

    Effective October 10, 2000, the Board terminated the Trust's then-existing investment advisory and administration contract with Mitchell Hutchins ("Old Advisory Contract") and approved a new, interim investment management and administration contract ("Interim Management Contract") between the Trust and Mitchell Hutchins that reflects the revised structure. The Board also approved an interim sub-advisory contract ('Interim Sub-Advisory Contract') that was entered into as of October 10, 2000 between Mitchell Hutchins and Wellington Management.

    Under the Interim Management Contract, Mitchell Hutchins serves as investment manager for the Trust and oversees the portfolio management services performed by Wellington Management. The Trust pays Mitchell Hutchins the same annual fee, 0.90% of the Trust's average weekly net assets, under the Interim Management Contract that it paid under the Old Advisory Contract. Under the Interim Sub-Advisory Contract, Wellington Management provides the Trust with a continuous investment program for which Mitchell Hutchins, not the Trust, pays Wellington Management at an annual rate of 0.30% of the first $50 million of average weekly net assets of the Trust, 0.25% of the next $50 million of average weekly net assets of the Trust and 0.15% of all average weekly net assets of the Trust at the level of $100 million and above. The Interim Management Contract and the Interim Sub-Advisory Contract each will terminate automatically on the earlier of 150 days from its effective date or the date on which new investment management and sub-advisory contracts, respectively, are approved by the Trust's shareholders as recommended by the Board under Proposals 1 and 2 below.

    In Proposal 3 below, the Board is asking shareholders to approve a policy allowing Mitchell Hutchins and the Board to change the Trust's sub-advisory arrangements from time to time by appointing or replacing one or more sub-advisers, or by amending their sub-advisory contracts, in each case subject to later ratification and approval by the Trust's shareholders.

             PROPOSAL 1 -- APPROVAL OF A NEW INVESTMENT MANAGEMENT
              AND ADMINISTRATION CONTRACT WITH MITCHELL HUTCHINS.

    At its meeting on November 8, 2000, the Board approved a new Investment Management and Administration Contract ("New Management Contract") between the Trust and Mitchell Hutchins. The New Management Contract is substantially the same as the Interim Management Contract and will implement, on a long-term basis, the restructuring contemplated by that interim contract. Under the New Management Contract, Mitchell Hutchins will receive the same compensation as under the Interim Management Contract and the Old Advisory Contract.

    The form of the New Management Contract is attached as Appendix A. Further information about Mitchell Hutchins is set forth in Appendix B.

COMPARISON BETWEEN THE OLD ADVISORY CONTRACT AND THE NEW MANAGEMENT CONTRACT

    The main difference between the Old Advisory Contract and the New Management Contract is the change of Mitchell Hutchins' investment advisory role. Under the Old Advisory Contract, Mitchell Hutchins was required to provide a continuous investment program for the Trust, including investment research and management with respect to all securities, investments and cash equivalents in the Trust, and it determined what securities and other investments would be purchased, retained or sold by the Trust. As under the Interim Management Contract, the primary investment advisory role of Mitchell Hutchins under the New Management Contract will be to oversee the management of the Trust's portfolio by one or more investment sub-advisers. Mitchell Hutchins will provide initial reviews of prospective sub-advisers and will oversee and monitor the performance of those sub-advisers that are selected. Mitchell Hutchins also will report to the Board the results of its evaluation, supervision, and monitoring duties, keep related books and records of the Trust in connection therewith and make recommendations to the Board concerning renewals, modifications or termination of the Trust's sub-advisory arrangements. The New Management Contract differs from the Interim Management Contract in that it provides that, if so requested by the Board, Mitchell Hutchins will also perform direct portfolio management with respect to any portion of the Trust's assets for which no sub-advisory arrangements are in effect.

    While the Old Advisory Contract permitted Mitchell Hutchins to delegate some or all of its duties to a sub-adviser, the New Management Contract specifically contemplates that portfolio management duties normally will be performed by one or more sub-advisers. Each sub-advisory agreement entered into between Mitchell Hutchins and a sub-adviser is required to be in substantially the form previously approved by the Board. As described in Proposal 3, Mitchell Hutchins and the Trust have filed an exemptive application with the Securities and Exchange Commission ("SEC") that would permit a sub-adviser to be appointed upon the approval of the Board, subject to shareholder ratification and approval at the Trust's next, regularly scheduled annual meeting. See Proposal 3 for more information.

    Mitchell Hutchins' duties as the Trust's administrator under the New Management Contract will be substantially identical to its duties as administrator under the Old Advisory Contract. Mitchell Hutchins will administer the affairs of the Trust, subject to the supervision of the Board, and will provide the Trust with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are deemed reasonably necessary or advisable by the Board, including the maintenance of certain books and records of the Trust. Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of reports to the Trust's shareholders and the SEC and other appropriate federal or state regulatory authorities. Mitchell Hutchins will provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board, upon request, any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

    Both the Old Advisory Contract and the New Management Contract provide that Mitchell Hutchins will not be liable for any error in judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which the Contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contracts. The New

Management Contract expressly extends this limitation of liability to any sub-advisers or sub-administrators to the Trust and specifies that Mitchell Hutchins is not responsible for the actions or inactions of any sub-adviser in the performance of the duties assigned to it.

    The New Management Contract provides that, for the services provided and the expenses assumed by Mitchell Hutchins, the Trust will pay to Mitchell Hutchins a fee, computed weekly and paid monthly, at an annual rate of 0.90%of the average weekly net assets of the Trust. This fee is identical to the fee payable to Mitchell Hutchins under the Old Advisory Contract.

    As under the Old Advisory Contract, the New Management Contract will terminate automatically upon assignment and is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Trust's outstanding voting securities on sixty days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on sixty days' written notice to the Trust.

    If approved by the Trust's shareholders, the New Management Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the New Management Contract will continue in effect if it is approved at least annually by a vote of the Trust's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Board who are not "interested persons," as defined by the Investment Company Act of 1940, as amended ("1940 Act"), of the Trust or Mitchell Hutchins ("Independent Directors"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The Old Advisory Contract was dated February 12, 1993, and was last submitted to a vote of the sole initial shareholder of the Trust on that date in connection with the Trust's commencement of operations. The Interim Management Contract is dated October 10, 2000 and has not been submitted to the shareholders for approval. The Trust paid or accrued investment advisory and administrative fees to Mitchell Hutchins under the Old Advisory Contract in the amount of $1,650,611 during the fiscal year ended January 31, 2000.

EVALUATION BY THE BOARD

    In approving the New Management Contract, the Board reviewed and analyzed the factors its members deemed relevant, including: (1) the services previously and now being provided by Mitchell Hutchins; (2) the nature, quality, and scope of such services as well as the Trust's investment performance; (3) the nature and scope of the services to be provided to the Trust by Mitchell Hutchins under the New Management Contract; (4) the ability of Mitchell Hutchins to provide such services; and (5) the potential effect of the New Management Contract on shareholders. The Board reviewed the proposed fees payable to Mitchell Hutchins under the New Management Contract and considered the management, advisory and/ or administration fees paid by other investment companies with similar objectives and characteristics.

    After full consideration of the above listed and other factors, the Board, including the Independent Directors, approved the New Management Contract and authorized the submission of the New Management Contract to the Trust's shareholders for their approval at the Meeting.

REQUIRED VOTE

    Approval of Proposal 1 requires the affirmative vote of the lesser of
(1) 67% or more of the shares of the Trust present at the Meeting, if more than 50% of the outstanding shares are represented at the

Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If Proposal 1 is not approved by shareholders, the Interim Management Contract will continue in effect for the remainder of its original 150-day term, and the Board will consider what measures are necessary or appropriate to ensure the continuation of advisory services to the Trust.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

                            ------------------------

             PROPOSAL 2 -- APPROVAL OF A NEW SUB-ADVISORY CONTRACT
              BETWEEN MITCHELL HUTCHINS AND WELLINGTON MANAGEMENT.

    At the November 8, 2000 meeting of the Board, Mitchell Hutchins proposed, and the Board approved, a sub-advisory contract between Mitchell Hutchins and Wellington Management ("New Sub-Advisory Contract"). The New Sub-Advisory Contract is substantially identical to the Interim Sub-Advisory Contract, except that it is for a longer term and it can be terminated by the Trust or Mitchell Hutchins on sixty days' notice to Wellington Management. The New Sub-Advisory Contract provides for Mitchell Hutchins (not the Trust) to pay Wellington Management sub-advisory fees at the same rate as under the Interim Sub-Advisory Contract.

    The form of the New Sub-Advisory Contract is attached as Appendix C. Further information about Wellington Management is set forth in Appendix D.

NEW SUB-ADVISORY CONTRACT

    Under the New Sub-Advisory Contract, Wellington Management will be responsible, subject to the supervision of the Board and Mitchell Hutchins, for the actual investment management of the Trust's assets or, if Mitchell Hutchins so specifies at a subsequent time, a designated portion of those assets, including placing purchase and sell orders for investments and for other related transactions. Wellington Management will provide a continuous investment program for the Trust's assets, including investment research and management. The New Sub-Advisory Contract recognizes that Wellington Management may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the sub-adviser with research, analysis, advice or similar services. The New Sub-Advisory Contract also provides that Wellington Management will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the sub-adviser effects on behalf of the Trust, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins may reasonably request; (2) provide the Board or Mitchell Hutchins with economic and investment analyses and reports, as well as quarterly reports, setting forth the Trust's performance with respect to its investments and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that Wellington Management normally makes available to its other sub-advisory clients; and (3) provide assistance in the fair valuation of, and use reasonable efforts to assist the custodian with obtaining a price from one or more parties independent of Wellington Management, for each portfolio security for which the Trust's custodian does not obtain prices in the ordinary course of business from an automated pricing service.

    The New Sub-Advisory Contract provides that Wellington Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, its shareholders or Mitchell Hutchins in connection with the matters to which the New Sub-Advisory Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Wellington Management in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Sub-Advisory Contract. In addition, Wellington Management will not have any responsibilities for any portion of the Trust's assets that it does not manage or for the acts or omissions of any other sub-adviser for the Trust. If at any time Wellington Management only manages a portion of the Trust's assets, Wellington Management will have no responsibility for the Trust's being in violation of any law or regulation or Trust policy or restriction or for the Trust's failure to qualify as a "regulated investment company" for federal tax purposes, if the portion of the Trust's portfolio managed by Wellington Management would not be in such violation or fail to so qualify if such portion were deemed a separate "regulated investment company."

    The New Sub-Advisory Contract provides that the Trust, by the vote of a majority of the Board of Directors or a majority of its outstanding voting securities, may terminate the New Sub-Advisory Contract, without penalty, on sixty days' written notice to Wellington Management and Wellington Management may terminate the New Sub-Advisory Contract, without penalty, on sixty days' written notice to Mitchell Hutchins. The New Sub-Advisory Contract also permits Mitchell Hutchins to terminate the New Sub-Advisory Contract, without penalty:
(1) upon sixty days' written notice to Wellington Management; (2) upon material breach by Wellington Management of any of the representations and warranties in paragraph 7 of the New Sub-Advisory Contract (E.G., registration as an investment adviser, adoption of a code of ethics, notification of changes in control, prohibition on referring to the relationship between Wellington Management and the Trust or Mitchell Hutchins in promotional materials without prior written consent), if such breach is not cured within a twenty day period after notice of such breach or (3) if, in the reasonable judgment of Mitchell Hutchins, Wellington Management becomes unable to discharge its duties and obligations under the New Sub-Advisory Contract, including circumstances such as financial insolvency of Wellington Management or any other circumstances which could adversely affect the Trust. In addition, the New Sub-Advisory Contract automatically terminates upon its assignment.

    Under the New Sub-Advisory Contract, for the services it performs and the expenses it assumes, Wellington Management will receive a sub-advisory fee paid by Mitchell Hutchins (not the Trust), computed weekly and paid monthly, at an annual rate of 0.30% of the first $50 million of average weekly net assets of the Trust, 0.25% of the next $50 million of average weekly net assets of the Trust and 0.15% of all average weekly net assets of the Trust at the level of $100 million and above.

    If approved by the Trust's shareholders, the New Sub-Advisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the New Sub-Advisory Contract will continue in effect if it is approved at least annually by a vote of the Trust's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Directors, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

EVALUATION BY BOARD

    At its October and November meetings, the Board determined that it would be in the best interest of the Trust's shareholders to retain Wellington Management as the Trust's sub-adviser and to approve the New Sub-Advisory Contract. In making these determinations, the Board analyzed the factors it deemed relevant, including the following: (1) Wellington Management's experience in managing low-volatility, fixed income assets, including its risk controls, and its sector, industry and company credit analysis, its reputation, the past performance of other low-volatility income funds managed by Wellington Management, its overall capabilities to perform the services under the New Sub-Advisory Contract and its willingness to perform those services for the Trust; (2) the sub-advisory fees that would be payable to Wellington Management;
(3) the services provided by Wellington Management to its other investment company clients; (4) the ability of Wellington Management to provide sub-advisory services to the Trust, including the quality of its personnel, operations and financial condition; and (5) other factors that would affect positively or negatively the provision of those services. After full consideration of these and other factors, the Board of Directors, including a majority of the Independent Directors, approved the proposed New Sub-Advisory Contract and recommended that it be submitted to Trust shareholders for approval.

REQUIRED VOTE

    Approval of Proposal 2 requires the affirmative vote of the lesser of
(1) 67% or more of the shares of the Trust present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If Proposal 2 is not approved by shareholders, the Interim Sub-Advisory Contract will continue in effect for the remainder of its original 150-day term, and the Board and Mitchell Hutchins will consider what sub-advisory services should be provided to the Trust.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

                            ------------------------

   PROPOSAL 3 -- TO APPROVE A NEW SUB-ADVISER APPROVAL POLICY FOR THE TRUST.

At its meeting on November 8, 2000, the Board approved, and recommended that the shareholders of the Trust also be asked to approve, a policy to permit Mitchell Hutchins, subject to the approval of the Board, to appoint and replace sub-advisers, to enter into sub-advisory contracts and to amend sub-advisory contracts on behalf of the Trust subject to ratification and approval by the Trust's shareholders at the Trust's next, regularly scheduled annual meeting ("Sub-Adviser Approval Policy"). Shareholders are being asked to approve this policy at the Meeting to permit Mitchell Hutchins to make changes in the sub-advisory arrangements for the Trust in the future without having to incur the expense of a special shareholder meeting. If approved by the Trust's shareholders, the policy would apply only to sub-advisers that are not affiliated with Mitchell Hutchins and thus would not permit Mitchell Hutchins and the Board to appoint any Mitchell Hutchins affiliate to serve as sub-adviser to the Trust without immediate shareholder approval. Implementation of the Sub-Adviser Approval Policy is subject to the receipt of an exemptive order that has been requested from the SEC.

THE REQUESTED EXEMPTIVE ORDER

    On June 30, 2000, the Trust filed an application ("Exemptive Application") with the SEC seeking an exemption from provisions of the 1940 Act that, subject to certain exceptions such as for the Interim Sub-Advisory Contract, prohibit any party from serving as a sub-adviser to the Trust except pursuant to a contract that has been approved by the Trust's shareholders. If the Exemptive Application is granted by the

SEC, and if the shareholders approve this proposal, Mitchell Hutchins will be authorized, subject to approval by the Board, including a majority of the Independent Directors, to evaluate, select and retain unaffiliated sub-advisers for the Trust and to modify the sub-advisory contracts without obtaining immediate shareholder approval. The Trust would announce the appointment of any new sub-advisers by press release promptly following any such Board action. Moreover, the Exemptive Application would require the Trust to obtain shareholder ratification and approval of the new sub-advisory contracts at its next, regularly scheduled annual meeting. Deferring shareholder approval until the next annual meeting would allow the Trust to avoid the cost of having a special shareholder meeting for that purpose. There can be no assurance that the SEC will grant the relief requested in the Exemptive Application.

CURRENT SUB-ADVISER APPROVAL PROCESS

    Currently, any sub-advisory contract relating to the Trust between Mitchell Hutchins and another investment adviser must be approved by the holders of a majority of the Trust's outstanding shares before it can take effect (other than on an interim basis, as for the Interim Sub-Advisory Contract). Such shareholder approval is in addition to approval by the Board, including a majority of the Independent Directors.

PROPOSED SUB-ADVISER APPROVAL POLICY

    The proposed Sub-Adviser Approval Policy would permit Mitchell Hutchins, subject to the approval of the Board, including a majority of the Independent Directors, to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval until the next, regularly scheduled annual meeting. The Sub-Adviser Approval Policy thus would permit Mitchell Hutchins to change sub-advisers or sub-advisory arrangements if, among other things: (1) the sub-adviser has a record of substandard performance;
(2) the individual employees responsible for portfolio management of the Trust move from the sub-adviser to another investment advisory firm; (3) there is a change of control of the sub-adviser; (4) Mitchell Hutchins decides to diversify the Trust's management by adding another sub-adviser; or (5) there is a change in the investment style of the Trust. The sub-advisory fee paid by Mitchell Hutchins (not the Trust) to any new sub-adviser might be lower or higher than the fee payable to the Trust's current sub-adviser, thereby allowing Mitchell Hutchins to retain a greater or only a smaller portion of the fees paid by the Trust to Mitchell Hutchins. The Sub-Adviser Approval Policy will not be used to approve any sub-adviser that is affiliated with Mitchell Hutchins, as that term is used in the 1940 Act, or materially amend any sub-advisory contract with an affiliated sub-adviser.

    Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Trust, Mitchell Hutchins, any sub-adviser or any sub-advisory contract, other than the requirement to call and hold a special meeting of the Trust's shareholders for the purpose of approving a sub-advisory contract. The Board, including the Independent Directors, will continue to evaluate and approve all new sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to existing sub-advisory contracts. In addition, if the SEC grants the requested relief, the Trust and Mitchell Hutchins will be subject to conditions designed to ensure that the interests of the Trust's shareholders are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Finally, the Trust will be required to announce the appointment of a new sub-adviser by press release promptly following the Board's action, and notice of the new sub-advisory contract, together with a description of the new sub-adviser, will be included in the Trust's next report to shareholders. Shareholders who are not satisfied with any sub-advisory arrangements that Mitchell Hutchins and the Board implement under the Sub-Adviser Approval Policy would be able to vote against the new sub-advisory contract at the next annual meeting of shareholders or, of course, sell their shares.

    Shareholder approval of this Proposal 3 will not change the management fees paid by the Trust to Mitchell Hutchins or by Mitchell Hutchins to Wellington Management, nor will it change the duties and responsibilities of either Mitchell Hutchins or Wellington Management under their respective management or sub-advisory contracts relating to the Trust.

BENEFITS OF THE SUB-ADVISER APPROVAL POLICY

    The Board believes that it is in the best interests of the Trust's shareholders to give Mitchell Hutchins the maximum flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking immediate shareholder approval through a special meeting of Trust shareholders. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract (pursuant to which the Trust's Interim Management Contract and Interim Sub-Advisory Contract were adopted), the Trust's current advisory contract must be terminated before the Rule can apply, and the Trust's shareholders still must approve both the resulting interim advisory and sub-advisory contracts no later than 150 days after their effective date. Thus, even when a change in investment management arrangements involving one or more sub-advisers can be put into place on a temporary basis, the Trust must immediately call and hold a special meeting of the Trust's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs generally are borne entirely by the Trust, although in the case of this solicitation, they are being borne by Mitchell Hutchins. If Mitchell Hutchins and the Board can rely on the Sub-Adviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Board and Mitchell Hutchins believe that the appointment would benefit the Trust and its shareholders.

    Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Mitchell Hutchins, subject to review by the Board, in light of Mitchell Hutchins' significant experience and expertise in this area. The Board believes that investors may choose to invest in the Trust because of Mitchell Hutchins' experience in this respect.

    Finally, the Board will oversee the sub-adviser selection process to ensure that shareholders' interests are protected whenever Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The Board, including a majority of the Independent Directors, will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that Mitchell Hutchins continues to act in the best interests of the Trust and its shareholders.

REQUIRED VOTE

    Approval of Proposal 3 requires the affirmative vote of the lesser of
(1) 67% or more of the shares of the Trust present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If the Trust's shareholders do not approve the proposed Sub-Adviser Approval Policy, the Trust will continue to be required to call a special meeting whenever necessary to obtain immediate shareholder approval of any changes in the Fund's sub-advisory arrangements. Implementation of the Sub-Adviser Approval Policy is also conditioned upon receipt of the requested exemptive relief from the SEC.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                            ------------------------

         INFORMATION ABOUT CERTAIN DIRECTORS AND OFFICERS OF THE TRUST

    Officers are appointed by the Board and serve at the pleasure of the Board. Information regarding officers and Directors of the Trust who are employees or directors of Mitchell Hutchins, PaineWebber or Wellington Management is provided below.

    MARGO N. ALEXANDER: age 53, director. Mrs. Alexander is chairman (since March 1999), and a director of Mitchell Hutchins (since January 1995) and an executive vice president and director of PaineWebber (since March 1984). She was chief executive officer of Mitchell Hutchins from January 1995 to October 2000. Mrs. Alexander is a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    E. GARRETT BEWKES JR.: age 74, director and chairman of the Board of Directors. Mr. Bewkes serves as a consultant to PaineWebber (since May 1999). Prior to November 2000, he was a director of Paine Webber Group Inc. ("PW Group," formerly the holding company of PaineWebber and Mitchell Hutchins) and prior to 1996, he was a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr. Bewkes is a director of Interstate Bakeries Corporation.
Mr. Bewkes is a director or trustee of 40 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    BRIAN M. STORMS: age 46, director and president. Mr. Storms is chief executive officer (since October 2000) and president of Mitchell Hutchins (since March 1999). Mr. Storms was president of Prudential Investments (1996-1999). Prior to joining Prudential he was a managing director at Fidelity Investments. Mr. Storms is president and a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    THOMAS DISBROW: age 34, vice president and assistant treasurer. Mr. Disbrow is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    AMY R. DOBERMAN: age 38, vice president. Ms. Doberman is a senior vice president and general counsel of Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus

Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the SEC.
Ms. Doberman is a vice president of 29 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    JOHN J. LEE: age 32, vice president and assistant treasurer. Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    KEVIN J. MAHONEY: age 35, vice president and assistant treasurer.
Mr. Mahoney is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    ANN E. MORAN: age 43, vice president and assistant treasurer. Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    DIANNE E. O'DONNELL: age 48, vice president and secretary. Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins.
Ms. O'Donnell is a vice president and secretary of 29 investment companies and vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    PAUL H. SCHUBERT: age 37, vice president and treasurer. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    BARNEY A. TAGLIALATELA: age 39, vice president and assistant treasurer. Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Mr. Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    KEITH A. WELLER: age 39, vice president and assistant secretary. Mr. Weller is a first vice president and senior associate general counsel of Mitchell Hutchins. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Trust's 2002 annual meeting of shareholders should send such proposals to the Trust at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Trust by approximately December 1, 2001 and must satisfy the other requirements of the federal securities laws.

In order to be considered at the Trust's 2001 annual meeting, shareholder proposals had to have been received by the Trust no later than December 1, 2000.

                                 OTHER BUSINESS

    Management knows of no other business to be presented to the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust.

                                          By Order of the Board of Directors,
                                          DIANNE E. O'DONNELL
                                          SECRETARY

December 28, 2000

        It is important that you execute and return your proxy promptly.

                                   APPENDIX A
                     FORM OF NEW INVESTMENT MANAGEMENT AND
                            ADMINISTRATION CONTRACT

    Contract made as of February   , 2001, between ALL-AMERICAN TERM TRUST INC.,
a Maryland corporation ("Trust"), and MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act").

    WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end, diversified management investment company, and has registered shares of its common stock ("Shares") for sale to the public under the Securities Act of 1933, as amended ("1933 Act"); and

    WHEREAS the Trust desires and intends to have one or more investment advisers ("Sub-Advisers") provide investment advisory and portfolio management services to the Trust; and

    WHEREAS the Trust desires to retain Mitchell Hutchins as investment manager and administrator to furnish certain administrative and portfolio management services to the Trust, and Mitchell Hutchins is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. APPOINTMENT. The Trust hereby appoints Mitchell Hutchins as investment manager and administrator of the Trust for the period and on the terms set forth in this Contract. Mitchell Hutchins accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.  DUTIES AS INVESTMENT MANAGER; APPOINTMENT OF SUB-ADVISERS

        (a) Subject to the oversight and direction of the Trust's Board of Directors ("Board"), Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial reviews of prospective Sub-Advisers for the Trust and overseeing and monitoring performance of the Sub-Advisers thereafter. Mitchell Hutchins agrees to report to the Trust the results of its evaluation, oversight and monitoring functions and to keep books and records of the Trust in connection therewith. Upon the request of the Board, Mitchell Hutchins will provide portfolio management services with respect to any portion of the Trust's assets for which no Sub-Adviser is responsible. Mitchell Hutchins further agrees to communicate performance expectations and evaluations to the Sub-Advisers, and to recommend to the Trust whether agreements with the Sub-Advisers should be renewed, modified or terminated.

        (b) Mitchell Hutchins is responsible for informing the Sub-Advisers of the investment objective(s), policies and restrictions of the Trust, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Advisers with respect to the Trust, and for monitoring the Sub-Advisers' discharge of their duties; but Mitchell Hutchins is not responsible for the specific actions (or inactions) of any Sub-Adviser in the performance of the duties assigned to it.

        (c) With respect to each Sub-Adviser for the Trust, Mitchell Hutchins shall enter into an agreement ("Sub-Advisory Agreement") with the Sub-Adviser in substantially the form previously approved by the Board and shall seek approval of the Board or the Trust's shareholders in a manner consistent with the 1940 Act, the rules thereunder or any applicable exemptive order.

        (d) Mitchell Hutchins shall be responsible for the fees payable to and shall pay the Sub-Advisers of the Trust the fee as specified in the Sub-Advisory Agreement relating thereto.

        (e) In the event that the Board shall request that Mitchell Hutchins provide portfolio management services to the Trust, Mitchell Hutchins shall comply with this paragraph 2(e). Mitchell Hutchins agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that Mitchell Hutchins may, in its discretion, use brokers who provide the Trust with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Trust, and Mitchell Hutchins may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Mitchell Hutchins to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Mitchell Hutchins may aggregate sales and purchase orders with respect to the assets of the Trust with similar orders being made simultaneously for other accounts advised by Mitchell Hutchins or its affiliates. Whenever Mitchell Hutchins simultaneously places orders to purchase or sell the same security on behalf of the Trust and one or more other accounts advised by Mitchell Hutchins, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Trust. In providing any portfolio management services, Mitchell Hutchins will oversee the maintenance of all books and records with respect to the securities transactions of the Trust, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Mitchell Hutchins hereby agrees that all records that it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Trust any records that it maintains for the Trust upon request by the Trust. In providing any portfolio management services, Mitchell Hutchins will oversee the computation of the net asset value and the net income of the Trust as described in the currently effective registration statement of the Trust under the 1933 Act and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board. The Trust hereby authorizes Mitchell Hutchins and any entity or persons associated with Mitchell Hutchins which is a member of a national securities exchange to effect any transaction on such exchange for the account of the Trust, which transaction is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation by Mitchell Hutchins or any entity or persons associated with Mitchell Hutchins for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

    3. DUTIES AS ADMINISTRATOR. Mitchell Hutchins will administer the affairs of the Trust subject to the oversight and direction of the Board and the following understandings:

        (a) Mitchell Hutchins will supervise all aspects of the operations of the Trust, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of any of its responsibilities with respect to the conduct of the affairs of the Trust.

        (b) Mitchell Hutchins will provide the Trust with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of books and records of the Trust in connection with the administration of the Trust.

        (c) Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Trust's Registration Statement, proxy materials, tax returns and required reports to the Trust's shareholders and the Securities and Exchange Commission ("Commission") and other appropriate federal or state regulatory authorities.

        (d) Mitchell Hutchins will provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

        (e) Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

    4. FURTHER DUTIES. In all matters relating to the performance of this Contract, Mitchell Hutchins will act in conformity with the Articles of Incorporation, By-Laws and the Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, and all other applicable federal and state laws and regulations.

    5. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a director, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    6.  EXPENSES.

        (a) During the term of this Contract, the Trust will bear all expenses, not specifically assumed by Mitchell Hutchins, incurred in its operations and the offering of its shares.

        (b) Expenses borne by the Trust will include but not be limited to the following (which shall be in addition to the fees payable to and expenses incurred on behalf of the Trust by Mitchell Hutchins under this contract):
    (i) the cost (including brokerage commissions) of securities purchased or sold by the Trust and any losses incurred in connection therewith;
    (ii) fees payable to and expenses incurred on behalf of the Trust by Mitchell Hutchins under this Contract; (iii) organizational and offering expenses of the Trust, whether or not advanced by Mitchell Hutchins;
    (iv) filing fees and expenses
    relating to the registration and qualification of the Trust's Shares under the federal and state securities laws; (v) fees and salaries payable to the Trust's directors and officers who are not interested persons of the Trust or Mitchell Hutchins; (vi) all expenses incurred in connection with the directors' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and any other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those directors of the Trust who are not interested persons of the Trust; (xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) costs of setting in type, printing and mailing reports and proxy materials to shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, directors and agents) incurred by the Trust; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the costs of investment company literature and other publications provided by the Trust to its directors and officers; (xviii) costs of mailing, stationery and communications equipment; (xix) charges and expenses of any outside pricing service used to value portfolio securities;
    (xx) interest on borrowings of the Trust; and (xxi) fees and expenses of listing and maintaining any listing of the Trust's Shares on any national securities exchange.

        (c) The Trust may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by Mitchell Hutchins and acknowledged as otherwise payable by Mitchell Hutchins pursuant to this Contract, the Trust may reduce the fee payable to Mitchell Hutchins pursuant to Paragraph 7 thereof by such amount. To the extent that such deductions exceed the fee payable to Mitchell Hutchins on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

        (d) Mitchell Hutchins will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those directors who are interested persons of the Trust.

        (e) The payment or assumption by Mitchell Hutchins of any expenses of the Trust that Mitchell Hutchins is not required by this Contract to pay or assume shall not obligate Mitchell Hutchins to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

    7.  COMPENSATION.

        (a) For the services provided and the expenses assumed pursuant to this Contract, the Trust will pay to Mitchell Hutchins a fee, computed weekly and payable monthly, at an annual rate of 0.90%, expressed as a percentage of average weekly net assets of the Trust.

        (b) The fee shall be accrued weekly and payable monthly to Mitchell Hutchins on or before the last business day of the next succeeding calendar month.

        (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    8. LIMITATION OF LIABILITY OF MITCHELL HUTCHINS. Mitchell Hutchins and its officers, directors, employees and delegates, including any Sub-Adviser or sub-administrator to the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Mitchell Hutchins, who may be or become an officer, director, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting with respect to any business of the Trust, to be rendering such service to or acting solely for the Trust and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

    9.  DURATION AND TERMINATION.

        (a) This Contract shall become effective upon the day and year first written above, provided that this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval and (ii) by vote of a majority of the Trust's outstanding voting securities.

        (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the date first above written. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Trust.

        (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Trust on sixty days' written notice to Mitchell Hutchins and may be terminated by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract shall in no way affect the continued validity of this Contract. This contract will terminate automatically in the event of its assignment.

    10. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this contract shall be effective until approved by vote of the Independent Directors or a majority of the Trust's outstanding voting securities.

    11. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940

Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

    12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                                               ALL-AMERICAN TERM TRUST INC.

Attest:                                        By
--------------------------------------------   --------------------------------------------
                                               Name:
                                               Title:

                                               MITCHELL HUTCHINS ASSET MANAGEMENT INC.

Attest:                                        By
--------------------------------------------   --------------------------------------------
     Name: Keith A. Weller                     Name: Dianne E. O'Donnell
     Title: First Vice President               Title: Senior Vice President and Deputy
                                                      General Counsel

                                   APPENDIX B

MORE INFORMATION ABOUT MITCHELL HUTCHINS

    Mitchell Hutchins, a Delaware corporation, is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. The principal business offices of PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business offices of UBS AG are located at Bahnhofstrasse 45, Zurich, Switzerland. As of October 31, 2000, Mitchell Hutchins was the adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

    Since February 1, 1999 (the beginning of the Trust's most recently completed fiscal year), purchases and sales of the securities of PW Group (the ultimate parent company of PaineWebber and Mitchell Hutchins prior to November 3, 2000) or UBS AG by the directors of the Trust did not exceed 1% of the outstanding securities of any class of PW Group or UBS AG. During its fiscal year ended January 31, 2000, the Trust paid no brokerage commissions to PaineWebber.

    The following is a list of the directors and principal executive officers of Mitchell Hutchins. The business address of each individual listed below is 51 West 52nd Street, New York, New York 10019-6114.

NAME                                              POSITION(S) WITH MITCHELL HUTCHINS           PRINCIPAL OCCUPATION
----                                             -------------------------------------         --------------------
Margo N. Alexander                               Chairman and Director                                Same

Brian M. Storms                                  President and Chief Executive Officer                Same

Julian Sluyters                                  Director                                             Same

OTHER INVESTMENT COMPANY CLIENTS

    Mitchell Hutchins also serves as investment adviser to the following investment companies, which have investment objectives similar to the Trust's, at the fee rates set forth below.

                                         APPROXIMATE NET
                                          ASSETS AS OF
                                        OCTOBER 31, 2000
                 FUND                     (IN MILLIONS)         ANNUAL INVESTMENT ADVISORY FEE
--------------------------------------  -----------------   --------------------------------------
2002 Target Term Trust Inc............        $109.9        0.50% of average weekly net assets

Global High Income Dollar Fund Inc....        $282.0        1.25% of average weekly net assets

Insured Municipal Income Fund Inc.....        $455.3        0.90% of average weekly net assets

Investment Grade Municipal Income Fund
 Inc..................................        $244.9        0.90% of average weekly net assets

Managed High Yield Plus Fund Inc......        $311.8        0.70% of average weekly net assets

Strategic Global Income Fund, Inc.....        $220.4        1.00% of average weekly net assets

Mitchell Hutchins
 Series Trust--Global Income
 Portfolio............................        $  6.2        0.75% of average daily net assets

                                         APPROXIMATE NET
                                          ASSETS AS OF
                                        OCTOBER 31, 2000
                 FUND                     (IN MILLIONS)         ANNUAL INVESTMENT ADVISORY FEE
--------------------------------------  -----------------   --------------------------------------
Mitchell Hutchins Series Trust--High
 Grade Fixed Income Portfolio.........        $  2.5        0.50% of average daily net assets

Mitchell Hutchins Series Trust--High
 Income Portfolio.....................        $ 10.7        0.50% of average daily net assets

Mitchell Hutchins
 Series Trust--Strategic Income
 Portfolio............................        $ 13.4        0.75% of average daily net assets

Mitchell Hutchins
 Series Trust--Strategic Fixed Income
 Portfolio............................        $  4.3        0.50% of average daily net assets

                                                            0.60% of average daily net assets
                                                            (subject to a waiver of the advisory
                                                            fee and/or a reimbursement to the
                                                            extent the Fund's "Net Expenses"
PACE Global Fixed Income Investments..        $ 96.7        exceed 0.95%)

                                                            0.50% of average daily net assets
                                                            (subject to a waiver of the advisory
                                                            fee and/or a reimbursement to the
PACE Government Securities Fixed                            extent the Fund's "Net Expenses"
 Income Investments...................        $202.6        exceed 0.87%)

PACE Intermediate Fixed Income
 Investments..........................        $134.2        0.40% of average daily net assets

                                                            0.40% of average daily net assets
                                                            (subject to a waiver of the advisory
                                                            fee and/or a reimbursement to the
PACE Municipal Fixed Income                                 extent the Fund's "Net Expenses"
 Investments..........................        $ 53.1        exceed 0.85%)

                                                            0.50% of average daily net assets
                                                            (subject to a waiver of the advisory
                                                            fee and/or a reimbursement to the
PACE Strategic Fixed Income                                 extent the Fund's "Net Expenses"
 Investments..........................        $238.6        exceed 0.85%)

PaineWebber California Tax-Free Income                      0.50% of average daily net assets
 Fund.................................        $123.0        (subject to a waiver of 0.20%)

PaineWebber Global Income Fund........        $253.3        0.75% of average daily net assets

PaineWebber Investment Grade Income
 Fund.................................        $219.0        0.50% of average daily net assets

PaineWebber Municipal High Income
 Fund.................................        $ 83.5        0.60% of average daily net assets

PaineWebber National Tax-Free Income
 Fund.................................        $239.5        0.50% of average daily net assets

PaineWebber New York Tax-Free Income
 Fund.................................        $ 35.6        0.60% of average daily net

                                         APPROXIMATE NET
                                          ASSETS AS OF
                                        OCTOBER 31, 2000
                 FUND                     (IN MILLIONS)         ANNUAL INVESTMENT ADVISORY FEE
--------------------------------------  -----------------   --------------------------------------
PaineWebber Low Duration U.S.
 Government Income Fund...............        $164.1        0.50% of average daily net assets

PaineWebber Strategic Income Fund.....        $ 77.7        0.75% of average daily net assets

PaineWebber U.S. Government Income
 Fund.................................        $231.2        0.50% of average daily net assets

                                   APPENDIX C

                       FORM OF NEW SUB-ADVISORY CONTRACT.

    Agreement made as of February   , 2001 ("Contract") between MITCHELL
HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins"), and WELLINGTON MANAGEMENT COMPANY, LLP, a Massachusetts limited liability partnership ("Sub-Adviser").

                                    RECITALS

    (1) Mitchell Hutchins has entered into an Investment Management and
Administration Agreement, dated February   , 2001 ("Management Agreement"), with
All-American Term Trust Inc., a closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Trust");

    (2) Mitchell Hutchins wishes to retain the Sub-Adviser to furnish certain investment advisory services to Mitchell Hutchins and the Trust; and

    (3) The Sub-Adviser is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub-Adviser agree as follows:

    1. APPOINTMENT. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Trust for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.  DUTIES AS SUB-ADVISER.

    (a) Subject to the supervision and direction of the Trust's Board of Directors ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins, the Sub-Adviser will provide a continuous investment program for all or, if subsequently so specified by Mitchell Hutchins, a designated portion ("Segment") of the assets of the Trust, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Trust or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Trust or Segment and what portion of the Trust or Segment will be invested or held uninvested in cash. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Trust or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Trust or Segment. The Sub-Adviser understands that the Trust's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Contract in accordance with the Trust's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

    (b) The Sub-Adviser shall have full and complete discretion to establish brokerage accounts with one or more brokers, dealers or other financial intermediaries as the Sub-Adviser may select, including those which from time to time may furnish to the Sub-Adviser or its affiliates statistical and investment research information and other services. The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Trust, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Trust or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Trust and its other clients and that the total commissions paid by the Trust or Segment will be reasonable in relation to the benefits to the Trust over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Trust or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Trust and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Trust or Segment.

    (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Trust or Segment, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for the Trust upon request by the Trust. The Sub-Adviser will be entitled to retain originals or copies of records pursuant to the requirements of applicable laws or regulations; provided that the Sub-Adviser will surrender original records to the Trust if the 1940 Act requires that the Trust have or maintain such original records.

    (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Trust or Segment and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that the Sub-Adviser normally makes available to its other sub-advisory clients.

    (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Trust or Segment and will use its reasonable efforts to assist the custodian with obtaining a price from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

    3. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Trust's Articles of Incorporation, By-Laws and Registration Statement and with the written instructions and written directions of the Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each; Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trust's Articles of Incorporation, By-Laws, Registration Statement, Prospectus and Statement of Additional Information, written instructions, directions and guidelines of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Mitchell Hutchins (other than PaineWebber Incorporated and Mitchell Hutchins itself).

    During the term of this Contract, Mitchell Hutchins agrees to furnish the Sub-Adviser at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, advertising and sales literature or other materials prepared for distribution to shareholders of the Trust or the public that refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (two business days if Wellington acknowledges receipt of the materials), or such other period as may be mutually agreed, after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. Mitchell Hutchins agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Material submitted for the Sub-Adviser's review may be furnished to the Sub-Adviser by first class or overnight mail, by facsimile or by electronic delivery.

    4. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust or Mitchell Hutchins.

    5.  COMPENSATION.

    (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Trust, will pay to the Sub-Adviser a sub-advisory fee, computed weekly and paid monthly, at an annual rate of 0.30% of the first $50 million of average weekly net assets of the Trust or Segment, 0.25% of the next $50 million of average weekly net assets of the Trust or Segment and 0.15% of all average weekly net assets of the Trust or Segment at the level of $100 million and above (all computed in the manner specified in the Management Agreement). Mitchell Hutchins will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Trust within the Sub-Adviser's Segment.

    (b) The fee shall be accrued weekly and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

    (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

    6.  LIMITATION OF LIABILITY.

    (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, its shareholders or by Mitchell Hutchins in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.

    (b) In no event will the Sub-Adviser have any responsibilities for any portion of the Trust's investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust.

    In particular, in the event the Sub-Adviser shall manage only a portion of the Trust's investments, the Sub-Adviser shall have no responsibility for the Trust's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Trust as a whole or for the Trust's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate "regulated investment company" under the Code.

    Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

    7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

    (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

    (b) The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Mitchell Hutchins and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Mitchell Hutchins may request, and the Sub-Adviser shall provide, non-confidential information which has been reported to the Sub-Adviser by personnel performing services for the Trust as required by Rule 17j-1(c)(1).

    (c) The Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC"), and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.

    (d) The Sub-Adviser will notify Mitchell Hutchins of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Trust or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

    (d) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of Mitchell Hutchins.

    8. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. The services to be furnished by the Sub-Adviser under this Contract may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees. Nothing in this Contract shall limit or restrict the right of any partner, officer or employee of the Sub-Adviser, who may also be a director, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    9.  DURATION AND TERMINATION.

    (a) This Contract shall become effective upon the day and year first written above, provided that this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval and (ii) by vote of a majority of the Trust's outstanding voting securities.

    (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the date first above written. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Trust.

    (c) Notwithstanding the foregoing, with respect to the Trust, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Trust on sixty days' written notice to the Sub-Adviser and may be terminated by the Sub-Adviser at any time, without the payment of any penalty, on sixty days' written notice to Mitchell Hutchins. This Contract may also be terminated, without payment of penalty, by Mitchell Hutchins (i) upon sixty days' written notice to the Sub-Adviser, (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 7 of this Contract, if such breach shall not have been cured within a 20 day period after notice of such breach or (iii) if, in the reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Trust. This Contract will terminate automatically in the event of its assignment.

    10. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to the Trust shall be effective until approved by vote of the Independent Directors or a majority of the Trust's outstanding voting securities.

    11. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

    12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterparts.

    13. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail -- return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Regulatory Affairs.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                                           MITCHELL HUTCHINS ASSET
                                                           MANAGEMENT INC.
                                                           51 West 52nd Street
                                                           New York, New York 10019-6114
Attest:

By:                                                        By:
-------------------------------------------                --------------------------------------------
  Name: Keith A. Weller                                    Name: Dianne E. O'Donnell
  Title: First Vice President                              Title: Senior Vice President and Deputy
                                                                  General Counsel

                                                           WELLINGTON MANAGEMENT COMPANY, LLP
                                                           75 State Street
                                                           Boston, Massachusetts 02109
Attest:

By:                                                        By:
-------------------------------------------                --------------------------------------------
  Name:                                                    Name:
  Title:                                                   Title:

                                   APPENDIX D
                  MORE INFORMATION ABOUT WELLINGTON MANAGEMENT

    Wellington Management, a Massachusetts limited liability partnership, is one of the nation's oldest and largest independent investment management firms, having been founded in 1928. As of September 30, 2000, Wellington Management had approximately $266 billion of assets under management. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

    Since February 1, 1999 (the beginning of the Trust's most recently completed fiscal year), purchases and sales of the securities of Wellington Management by the directors of the Trust did not exceed 1% of the outstanding securities of any class of Wellington Management. During its fiscal year ended January 31, 2000, the Trust paid no brokerage commissions to Wellington Management or any of its affiliates.

    The following is a list of the general partners and principal executive officer of Wellington Management. The business address of each individual listed below is 75 State Street, Boston, Massachusetts 02109.

    Wellington Management is managed by its active partners. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Thomas L. Pappas, Senior Vice President and Partner of Wellington Management, has significant management responsibilities for the Trust. Timothy
E. Smith, a Vice President of Wellington Management, also has significant management responsibility for the Trust.

    The following are the general partners of Wellington Management, each of whom may be reached at the firm's principal offices, 75 State Street, Boston, Massachusetts 02109:

Kenneth L. Abrams                              Matthew E. Megargel
Nicholas C. Adams                              James N. Mordy
Rand L. Alexander                              Diane C. Nordin
Deborah L. Allinson                            Stephen T. O'Brien
James H. Averill                               Edward P. Owens
Karl E. Bandtel                                Saul J. Pannell
Mark J. Beckwith                               Thomas L. Pappas
Marie-Claude Bernal                            Jonathan M. Payson
William N. Booth                               Philip H. Perelmuter
Paul Braverman                                 Robert D. Rands
Robert A. Bruno                                Eugene E. Record, Jr.
Maryann E. Carroll                             James A. Rullo
Pamela Dippel                                  John R. Ryan
Robert L. Evans                                Joseph H. Schwartz
Lisa D. Finkel                                 Theodore E. Shasta
Charles T. Freeman                             Binkley C. Shorts
Laurie A. Gabriel                              Trond Skramstad
John H. Gooch                                  Catherine A. Smith
Nicholas P. Greville                           Stephen A. Soderberg
Paul Hamel                                     Eric Stromquist
Lucius T. Hill, III                            Brendan J. Swords

Paul D. Kaplan                                 Harriett Tee Taggart
John C. Keogh                                  Perry M. Traquina
George C. Lodge, Jr.                           Gene R. Tremblay
Nancy T. Lukitsh                               Michael A. Tyler
Mark T. Lynch                                  Mary Ann Tynan
Christine S. Manfredi                          Clare Villari
Patrick J. McCloskey                           Ernst H. von Metzsch
Earl E. McEvoy                                 James L. Walters
Duncan M. McFarland                            Kim Williams
Paul M. Mecray III                             Francis V. Wisneski

OTHER INVESTMENT COMPANY CLIENTS

    Wellington Management also serves as investment adviser or sub-adviser to the following investment companies, which have similar investment objectives to the Trust's, at the fee rates set forth below.

                                                           APPROXIMATE NET ASSETS
                                                                   AS OF
                                                             NOVEMBER 30, 2000      ANNUAL INVESTMENT
                          FUND                                 (IN MILLIONS)          ADVISORY FEE
---------------------------------------------------------  ----------------------   -----------------
                                                                                            (2)
Seasons Growth Portfolio.................................        $ 25.4 (1)

                                                                                            (2)
Seasons Conservative Growth Portfolio....................        $ 43.0 (1)

                                                                                            (2)
Seasons Balanced Growth Portfolio........................        $ 45.0 (1)

                                                                                            (2)
Seasons Moderate Growth Portfolio........................        $ 46.5 (1)

------------------------

(1) These asset levels reflect the fixed income portions of the Portfolios that are managed by Wellington Management.

(2) Wellington Management receives one advisory fee from the Portfolios based on the aggregated assets of all four Portfolios. The combined fee rate is as follows:

                    0.225% of average daily net assets on the first $100
                        million;

                    0.125% of average daily net assets on the next $100 million;
                        and

                    0.100% of average daily net assets over $200 million.

-------------------------------

ALL-AMERICAN
TERM TRUST INC.
--------------------

                                                     ---------------------------
                                                                    ALL-AMERICAN
                                                                 TERM TRUST INC.
                                                     ---------------------------
PROXY STATEMENT

                                                       -------------------------

                                                        NOTICE OF
                                                        ANNUAL MEETING
                                                        TO BE HELD ON
                                                        FEBRUARY 8, 2001
                                                        AND
                                                        PROXY STATEMENT
                                                                ----------------

PROXY                     ALL-AMERICAN TERM TRUST INC.                     PROXY
               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 8, 2001

THIS PROXY IS BEING SOLICITED FOR THE BOARD OF DIRECTORS OF ALL-AMERICAN TERM TRUST INC. ("TRUST") AND RELATES TO THE PROPOSALS INDICATED BELOW. The undersigned hereby appoints as proxies SCOTT H. GRIFF and JEANNE LOUTHER and each of them (with the power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Trust at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern time, on February 8, 2001 at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this card will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS INDICATED BELOW, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                                      IF SHARES ARE HELD BY AN INDIVIDUAL,
                                      SIGN YOUR NAME EXACTLY AS IT APPEARS
                                      ON THIS CARD. IF SHARES ARE HELD
                                      JOINTLY, EITHER PARTY MAY SIGN, BUT
                                      THE NAME OF THE PARTY SIGNING SHOULD
                                      CONFORM EXACTLY TO THE NAME SHOWN ON
                                      THIS CARD. IF SHARES ARE HELD BY A
                                      CORPORATION, PARTNERSHIP OR SIMILAR
                                      ACCOUNT, THE NAME AND THE CAPACITY
                                      OF THE INDIVIDUAL SIGNING SHOULD BE
                                      INDICATED, UNLESS IT IS REFLECTED IN
                                      THE FORM OF REGISTRATION. FOR
                                      EXAMPLE: "ABC CORP., JOHN DOE,
                                      TREASURER."

                                          ---------------------------------------------
                                          SIGNATURE

                                          ---------------------------------------------
                                          SIGNATURE (IF HELD JOINTLY)

                                                                               ,   2001
                                          --------------------------------------
                                          DATE

            PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

Please date and sign the reverse side of this proxy and return it promptly in the enclosed envelope. This proxy will not be voted unless it is dated and signed exactly as instructed.

When properly signed, this proxy will be voted as instructed below. If no instruction is given for a proposal, voting will be made "FOR" that proposal.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: / /

                                                              FOR   AGAINST   ABSTAIN
1. Approve a new Investment Advisory and Administration
   Contract between Mitchell Hutchins Asset Management Inc.
   ("Mitchell Hutchins") and the Trust.                       / /     / /       / /
2. Approve a new Sub-Advisory Contract between Mitchell
   Hutchins and Wellington Management Company, LLP.           / /     / /       / /
3. Approve a new sub-adviser approval policy for the Trust.   / /     / /       / /

                    PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.